UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 19, 2006

                                 VALCOM, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                    000-28416               58-1700840
(State or other jurisdiction	 (Commission File	    (IRS Employer
of incorporation) 		      Number) 	         Identification No.)


                 920 S. COMMERCE STREET, LAS VEGAS, NV  89106
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (702) 385-9000

                                  Copies to:
                            Darrin M. Ocasio, Esq.
                      Sichenzia Ross Friedman Ference LLP
                          1065 Avenue of the Americas
                           New York, New York 10018
                             Phone: (212) 930-9700
                              Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 8.01 - OTHER EVENTS

On May 19, 2006, Valcom, Inc. (the "Company") entered into a letter agreement with Media City Teleproductions ("MCT") pursuant to which parties expressed their intention and set forth the principal terms for the Company's purchase of Media City Studios, including certain equipment and facilities contained therein (the "Studio") such as all studio production equipment. The purchase price for the Studio is:

   	- $750,000, $100,000 of which was paid to MCT by the Company on May 29, 2006 and the balance of $550,000 is to be paid no later than 60 days after the date of execution of final definitive agreements; and
   	- 1,000,000 shares (the "Shares") of the Company's common stock, par value $.001 per share, which the Company issued to MCT on June 12, 2006.

The completion of the transaction is contingent upon the completion of satisfactory due diligence by the parties and negotiation and execution of final definitive agreements.

The Company claims an exemption from the registration requirements of the Act for the issuance of the Shares pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investor was an accredited investor and/or qualified institutional buyer, the investor had access to information about the Company and their investment, the investor took the Shares for investment and not resale and the Company took appropriate measures to restrict the transfer of the Shares.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

   (a)    Exhibits.

          a.1 Letter Agreement dated as of May 19, 2006 by and between Valcom, Inc. and Media City Teleproductions.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              VALCOM, INC.

Date: July 11, 2006                           By: /s/ Vince Vellardita
					      ------------------------
                                              Vince Vellardita
                                              Chief Executive Officer